UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2025

Core Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive, Suite 101 Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(724) 416-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Core Natural Resources, Inc. (the “Company,” “we,” “us,” “our”) issued a press release on August 5, 2025 announcing its 2025 second quarter results. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Please refer to our website at www.corenaturalresources.com for additional information regarding the Company. For example, periodically during the quarter, we may provide investor presentations, which would appear on our website in the Investors section.

The information contained in this Item 2.02 and the Exhibit 99.1 shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On August 5, 2025, the Company posted an investor presentation to its website, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 and the Exhibit 99.2 shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference into any reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Core Natural Resources, Inc. dated August 5, 2025

99.2	Core Natural Resources, Inc. Investor Presentation dated August 5, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE NATURAL RESOURCES, INC.

By:	/s/ Miteshkumar B. Thakkar
Miteshkumar B. Thakkar
Chief Financial Officer and President

Dated: August 5, 2025